UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21883

Oppenheimer Rochester Ohio Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 6/30/2013

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—115.1%
Ohio—96.1%
$1,000,000	Akron Bath Copley, OH Joint Township Hospital District (Children’s Hospital Medical Center of Akron)[1]	5.000%		11/15/2042	$1,016,791
50,000	Akron, OH Bath Copley Joint Township Hospital District[1]	5.250		11/15/2031	50,477
1,000,000	Allen County, OH Hospital Facilities (Catholic Healthcare Partners)[1]	5.000		05/01/2042	1,009,900
255,000	American Municipal Power, OH (Prairie State Energy Campus)[1]	5.625		02/15/2036	260,595
1,000,000	American Municipal Power, OH (Prairie State Energy Campus)[1]	5.750		02/15/2039	1,079,550
100,000	Blue Ash, OH Tax Increment Financing (Duke Realty)	5.000		12/01/2035	90,261
70,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875		06/01/2030	59,487
2,335,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875		06/01/2047	1,894,549
8,480,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.000		06/01/2042	7,114,890
53,300,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.501	[2]	06/01/2052	569,777
1,000,000	Butler County, OH Hospital Facilities (Kettering Health Network/Kettering Medical Center Obligated Group)[1]	6.375		04/01/2036	1,122,610
25,000	Cambridge, OH Multifamily Hsg. (Cambridge Heights)[1]	6.150		01/20/2050	27,130
1,980,000	Centerville, OH Health Care (Bethany Lutheran Village)	5.750		11/01/2022	2,046,132
500,000	Cincinnati, OH GO1	5.000		12/01/2036	537,445
40,000	Cincinnati, OH Hsg. Finance Corp. (Cambridge Arms)[1]	6.500		08/01/2022	40,106
155,000	Cleveland, OH Airport (Continental Airlines)[1]	5.375		09/15/2027	153,847
205,000	Cleveland, OH Airport (Continental Airlines)[1]	5.700		12/01/2019	204,522
1,000,000	Cleveland, OH Airport System[1]	5.000		01/01/2031	1,035,020
500,000	Cleveland, OH Airport System[1]	5.000		01/01/2031	511,475
290,000	Cleveland, OH Rock Glen Hsg. Assistance Corp. (Ambleside Apartments)[1]	7.000		06/01/2018	290,131
715,000	Cleveland-Cuyahoga County, OH Port Authority[1]	5.375		05/15/2019	715,129
875,000	Cleveland-Cuyahoga County, OH Port Authority (Fairmount Montessori Association)[1]	5.125		05/15/2025	871,640
185,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	5.750		05/15/2020	185,078
430,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	5.800		05/15/2027	430,108
725,000	Cleveland-Cuyahoga County, OH Port Authority (St. Clarence)	6.125		05/01/2026	687,902
1,000,000	Cleveland-Cuyahoga County, OH Port Authority (St. Clarence)	6.250		05/01/2038	914,870

1	Oppenheimer Rochester Ohio Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Principal Amount		Coupon	Maturity	Value

$2,090,000	Columbus-Franklin County, OH Finance Authority (Central Ohio Regional Bond Fund)	5.375%	11/15/2039	$1,810,609
1,225,000	Columbus-Franklin County, OH Finance Authority (Central Ohio Regional Bond Fund)	6.500	11/15/2039	1,226,544
500,000	Columbus-Franklin County, OH Finance Authority (Hubbard Avenue Parking Facility)[1]	5.000	12/01/2036	449,675
1,025,000	Columbus-Franklin County, OH Finance Authority, Series A	6.000	05/15/2035	1,029,807
360,000	Cuyahoga County, OH Economic Devel. (Medical Mart Center)[1]	5.250	12/01/2025	403,513
315,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.500	02/15/2027	315,186
1,890,000	Cuyahoga County, OH Hospital Facilities (CSAHS-UHHS-Cuyahoga/Canton Obligated Group)[1]	7.500	01/01/2030	1,891,777
200,000	Cuyahoga County, OH Multifamily (Allerton Apartments)[1]	5.400	08/20/2048	208,072
1,000,000	Cuyahoga County, OH Multifamily (Vesta-Cleveland)	5.300	08/20/2034	1,012,790
420,000	Dayton, OH Airport (James M. Cox)[1]	5.350	12/01/2032	420,517
700,000	Dayton-Montgomery County, OH Port Authority (Dayton Regional Bond Fund-Maverick)	5.125	05/15/2022	700,567
25,000	Erie County, OH GO1	5.375	12/01/2014	25,103
330,000	Fairfield County, OH Hospital (Fairfield Medical Center)[1]	5.000	06/15/2022	331,231
810,000	Fairfield County, OH Hospital (Fairfield Medical Center)[1]	5.000	06/15/2023	813,021
400,000	Fairfield County, OH Hospital (Fairfield Medical Center)[1]	5.000	06/15/2024	401,492
60,000	Fairfield County, OH Hospital (Fairfield Medical Center)[1]	5.000	06/15/2033	60,224
30,000	Felicity, OH Water System	6.875	08/01/2024	30,061
415,000	Field, OH Local School District (School Facilities Construction & Improvement)	5.000	12/01/2027	419,660
1,280,000	Field, OH Local School District (School Facilities Construction & Improvement)	5.000	12/01/2032	1,287,296
10,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)[1]	5.250	08/15/2018	9,984
55,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)[1]	5.375	08/15/2028	49,534
15,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)[1]	5.375	08/15/2028	13,509
40,000	Franklin County, OH Multifamily Hsg. (Country Ridge Apartments)[1]	6.000	10/20/2038	40,432
15,000	Galion, OH City School District[1]	5.000	12/01/2023	15,302
1,000,000	Gallia County, OH Hospital Facilities (Holzer/HHlthS/HMCG/HMCJ Obligated Group)	8.000	07/01/2042	1,084,390
225,000	Glenwillow Village, OH GO	5.875	12/01/2024	230,594
3,405,000	Greene County, OH (Greene Town Center)	8.000	12/01/2034	3,598,268
162,500	Greene County, OH Economic Devel. (YMCA)	6.000	12/01/2023	146,760
20,000	Greene County, OH University Hsg. (Central State University)	5.000	09/01/2024	18,219

2	Oppenheimer Rochester Ohio Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Principal Amount		Coupon	Maturity	Value

$55,000	Greene County, OH University Hsg. (Central State University)	5.100%	09/01/2035	$45,016
55,000	Greene County, OH University Hsg. (Central State University)	5.375	09/01/2022	53,019
35,000	Greene County, OH University Hsg. (Central State University)	5.625	09/01/2032	31,455
2,500,000	Grove City, OH Tax Increment Financing	5.375	12/01/2031	2,421,800
10,000	Hamilton County, OH Sewer System[1]	5.000	12/01/2028	10,142
200,000	Hancock County, OH Hospital (BV/BVHS/BVHF Obligated Group)[1]	5.750	12/01/2026	219,130
48,000	Heath City, OH School District[1]	6.375	12/01/2027	48,184
4,600,000	Hickory Chase, OH Community Authority Infrastructure Improvement[3]	7.000	12/01/2038	2,116,000
60,000	Highland Heights, OH GO1	5.700	12/01/2020	60,185
10,000	Hilliard, OH HDC (Sturbridge Green Apartments)[1]	6.400	07/01/2022	10,023
700,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)	5.000	12/01/2022	706,657
2,775,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)	5.000	12/01/2032	2,447,467
10,000	Lake County, OH Sewer District Improvements[1]	6.250	12/01/2014	10,049
170,000	Lakewood, OH Hospital Improvement (Lakewood Hospital Association)	5.500	02/15/2015	170,649
200,000	Lorain County, OH Port Authority (Alumalloy LLC)	6.000	11/15/2025	182,904
10,000	Lucas County, OH (Metropolitan Sewer & Water District)[1]	5.000	12/01/2018	10,032
25,000	Lucas County, OH (Metropolitan Sewer & Water District)[1]	5.000	12/01/2018	25,093
40,000	Lucas County, OH GO1	6.500	12/01/2016	40,200
750,000	Lucas County, OH Health Care Facilities (LHS/LOOFHSANO/LOOFHSAWC Obligated Group)[1]	7.000	11/01/2045	804,960
400,000	Lucas County, OH Health Care Facilities (Sunset Retirement Communities)[1]	5.000	08/15/2021	434,940
750,000	Lucas County, OH Hospital (Promedica Healthcare)[1]	5.000	11/15/2029	786,578
500,000	Lucas County, OH Hospital (Promedica Healthcare)[1]	5.750	11/15/2031	555,740
300,000	Massillon, OH Parks & Recreation[1]	5.000	12/01/2031	300,648
25,000	Meigs County, OH Industrial Devel. Revenue (Meigs Convalescent)[1]	8.250	12/01/2016	25,136
500,000	Miami University, OH1	5.000	09/01/2036	530,250
15,000	Monroe, OH GO1	5.250	12/01/2018	15,299
40,000	Montgomery County, OH (Catholic Health Initiatives)[1]	5.250	05/01/2039	40,202
500,000	Montgomery County, OH (Miami Valley Hospital)[1]	5.750	11/15/2023	574,225
1,000,000	Montgomery County, OH Multifamily Hsg. (Chevy Chase Apartments)	4.950	11/01/2035	1,038,610
70,000	Montgomery County, OH Multifamily Hsg. (Creekside Villas)[1]	5.950	09/01/2019	70,148
45,000	Montgomery County, OH Multifamily Hsg. (Creekside Villas)[1]	6.000	09/01/2031	45,062
325,000	New Carlisle, OH (Twin Creek)	6.125	11/01/2026	340,285

3	Oppenheimer Rochester Ohio Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Principal Amount		Coupon	Maturity	Value

$500,000	OH Air Quality Devel. Authority (Columbus Southern Power)[1]	5.800%	12/01/2038	$540,590
535,000	OH Air Quality Devel. Authority (Fostoria Ethanol)	8.500	02/01/2020	385,633
50,000	OH Air Quality Devel. Authority (Fostoria Ethanol)	10.000	02/01/2020	40,321
545,000	OH Air Quality Devel. Authority (Marion Ethanol)	8.500	02/01/2020	392,945
150,000	OH Economic Devel. (Astro Instrumentation)[1]	5.450	06/01/2022	154,109
150,000	OH Economic Devel. (Ohio Enterprise Bond Fund - Toledo)[1]	5.500	12/01/2019	167,537
40,000	OH Economic Devel. (Ohio Enterprise Bond Fund)[1]	5.150	12/01/2017	40,913
1,000,000	OH Economic Devel. (Ohio Enterprise Bond Fund-Clinton County Port Authority)[1]	5.000	12/01/2034	1,006,800
85,000	OH Environmental Facilities (Ford Motor Company)[1]	5.950	09/01/2029	85,129
145,000	OH Greater Cincinnati Elderly Hsg. Finance Corp. (Cambridge Apartments)[1]	6.600	08/01/2025	145,318
10,000	OH HFA[1]	5.250	09/01/2030	10,008
10,000	OH HFA (Residential Mtg.)[1]	5.100	09/01/2038	10,057
25,000	OH HFA (Residential Mtg.)[1]	5.550	09/01/2028	26,537
130,000	OH HFA (Residential Mtg.)[1]	5.900	09/01/2023	134,671
405,000	OH HFA (Residential Mtg.)[1]	6.125	09/01/2028	425,351
120,000	OH HFA (Residential Mtg.)[1]	6.200	09/01/2033	125,570
475,000	OH Higher Education Facility Commission (Ashland University)[1]	6.250	09/01/2024	487,075
7,500,000	OH Higher Education Facility Commission (Cleveland Clinic Health System)[4]	5.000	01/01/2031	7,859,850
50,000	OH Higher Education Facility Commission (University Hospitals Health System)[1]	6.500	01/15/2029	54,693
25,000	OH Higher Educational Facility Commission (John Carroll University)[1]	5.250	11/15/2033	25,067
500,000	OH Higher Educational Facility Commission (Kenyon College)[5]	5.000	07/01/2037	518,335
1,000,000	OH Higher Educational Facility Commission (University of Dayton)[1]	5.000	12/01/2030	1,072,170
1,000,000	OH Hospital (University Hospitals Health System)[1]	5.000	01/15/2041	1,005,850
100,000	OH Port Authority of Columbiana Solid Waste (Liberty Waste Transportation)[6]	7.125	08/01/2025	71,815
2,000,000	OH River South Authority (Lazarus Building Redevel)	5.750	12/01/2027	1,971,780
215,000	OH Solid Waste Disposal (USG Corp.)[1]	6.050	08/01/2034	214,985
1,000,000	OH State University[1]	5.000	06/01/2038	1,068,540
25,000	OH State University COP (Agriculture Technical Institute)[1]	5.050	12/01/2017	25,368
214,083	OH Western Reserve Port Authority Solid Waste Facility (Central Waste)[3]	6.350	07/01/2027	29,961
700,000	Olentangy, OH Local School District (School Facilities Construction & Improvement)[1]	5.000	12/01/2036	737,737
750,000	Penta, OH Career Center COP[1]	5.250	04/01/2025	846,435
225,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[3]	6.400	02/15/2034	134,649

4	Oppenheimer Rochester Ohio Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Principal Amount		Coupon	Maturity	Value

$30,000	Reynoldsburg, OH City School District (School Facilities Construction & Improvement)[1]	5.000%	12/01/2030	$30,391
15,000	Richland County, OH GO1	5.400	12/01/2015	15,061
750,000	Riversouth, OH Authority (Riversouth Area Redevel.)[1]	5.000	12/01/2024	841,980
175,000	Ross County, OH Hospital (Adena Health System)[1]	5.750	12/01/2028	190,909
15,000	Seven Hills, OH GO	6.250	12/01/2020	15,038
15,000	Springboro, OH Special Assessment (Pioneer Blvd.)	6.350	12/01/2014	15,051
910,000	Summit County, OH Port Authority[1]	6.500	05/15/2039	924,897
1,000,000	Summit County, OH Port Authority (Austen Bioinnovation Institute in Akron)[1]	5.375	12/01/2030	1,067,680
1,000,000	Summit County, OH Port Authority (Cleveland Flats-East)[1]	6.875	05/15/2040	1,058,490
750,000	Summit County, OH Port Authority (University of Akron Student Hsg.)[1]	6.000	01/01/2036	842,835
50,000	Toledo, OH GO1	6.350	12/01/2025	50,200
1,050,000	Toledo-Lucas County, OH Port Authority (Crocker Park)[1]	5.375	12/01/2035	1,058,369
870,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	6.000	11/15/2027	926,715
1,090,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	6.375	11/15/2032	1,113,163
690,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)	5.400	11/01/2036	358,766
240,000	Wapakoneta, OH Sewer	4.950	12/01/2018	240,307
1,500,000	Warren County, OH Port Authority (Corridor 75 Park)	7.500	12/01/2034	1,485,690
245,000	Westlake, OH GO1	5.000	12/01/2021	247,759
350,000	Wright, OH State University[1]	5.000	05/01/2031	366,618
1,770,000	Wright, OH State University[1]	5.000	05/01/2032	1,880,306
				87,679,671
U.S. Possessions—19.0%
500,000	Guam GO1	6.750	11/15/2029	533,765
750,000	Guam GO1	7.000	11/15/2039	806,453
300,000	Guam Government Business Privilege[1]	5.125	01/01/2042	311,628
225,000	Northern Mariana Islands Commonwealth, Series A	5.000	06/01/2030	174,798
1,000,000	Puerto Rico Commonwealth GO1	5.500	07/01/2026	963,140
500,000	Puerto Rico Commonwealth GO1	5.500	07/01/2039	458,085
750,000	Puerto Rico Commonwealth GO1	5.750	07/01/2028	737,430
600,000	Puerto Rico Commonwealth GO1	6.000	07/01/2039	594,540
1,250,000	Puerto Rico Commonwealth GO1	6.500	07/01/2037	1,276,713
135,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2027	129,442
80,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2029	76,091
80,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2030	75,862
90,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2031	84,993
90,000	Puerto Rico IMEPCF (American Airlines)[3]	6.450	12/01/2025	95,400
110,000	Puerto Rico Infrastructure (Mepsi Campus)	5.600	10/01/2014	112,021
1,015,000	Puerto Rico Infrastructure (Mepsi Campus)	6.250	10/01/2024	1,030,377

5	Oppenheimer Rochester Ohio Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Principal Amount		Coupon	Maturity	Value

$2,120,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500%	10/01/2037	$2,117,159

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2027	94,288

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125	04/01/2032	90,952

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375	04/01/2042	90,591

75,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)	5.750	06/01/2029	52,712

100,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000	10/01/2042	89,756

10,000	Puerto Rico Public Buildings Authority[1]	5.125	07/01/2024	9,429

2,165,000	Puerto Rico Public Buildings Authority[1]	6.750	07/01/2036	2,260,282

1,000,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2021	1,037,760

250,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2025	258,478

525,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750	08/01/2037	536,860

500,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.375	08/01/2039	532,455

1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000[7]	08/01/2032	973,940

500,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.750	08/01/2057	516,995

500,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000	08/01/2039	522,840

500,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000	08/01/2042	520,100

165,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	6.750	10/01/2037	185,374

				17,350,709

Total Investments, at Value (Cost $110,702,642)-115.1%				105,030,380

Liabilities in Excess of Other Assets-(15.1)				(13,745,959)

Net Assets-100.0%				$91,284,421

Footnotes to Statement of Investments

* June 28, 2013 represents the last business day of the Fund’s reporting period. See accompanying Notes.

1. All or a portion of the security position has been segregated for collateral to cover borrowings.

2. Zero coupon bond reflects effective yield on the date of purchase.

3. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See accompanying Notes.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 28, 2013. See accompanying Notes.

6. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See accompanying Notes.

7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

To simplify the listings of securities, abbreviations are used per the table below:

BV	Blanchard Valley
BVHF	Blanchard Valley Health Foundation
BVHS	Blanchard Valley Health System
COP	Certificates of Participation
CSAHS	The Sisters of Charity of St. Augustine Health System
GO	General Obligation
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HHlthS	Holzer Health System
HMCG	Holzer Medical Center-Gallipolis
HMCJ	Holzer Medical Center-Jackson
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
LHS	Lutheran Homes Society
LOOFHSANO	Lutheran Orphans & Old Folks Home Society at Napolean Ohio
LOOFHSAWC	Lutheran Orphans & Old Folks Home Society at Wolf Creek
ROLs	Residual Option Longs
TASC	Tobacco Settlement Asset-Backed Bonds
UHHS	University Hospitals Health System
V.I.	United States Virgin Islands
YMCA	Young Men’s Christian Assoc.

6	Oppenheimer Rochester Ohio Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Notes to Statement of Investments

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the

7	Oppenheimer Rochester Ohio Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Sub-Adviser monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its

8	Oppenheimer Rochester Ohio Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Statement of Assets and Liabilities in the annual and semiannual reports (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities in the annual and semiannual reports equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports, while interest payable on the related short-term floating rate securities is recorded as interest expense. At June 28, 2013, municipal bond holdings with a value of $7,859,850 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $5,625,000 in short-term floating rate securities issued and outstanding at that date.

At June 28, 2013, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate [2]	Maturity Date	Value
$ 1,875,000	OH Higher Education Facility Commission ROLs	18.528%	1/1/31	$2,234,850

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports, and interest on the security is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $5,625,000 as of June 28, 2013.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 28, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$511,780

9	Oppenheimer Rochester Ohio Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 28, 2013 is as follows:

Cost	$5,133,263
Market Value	$2,376,010
Market Value as a % of Net Assets	2.60%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of June 28, 2013, securities with an aggregate market value of $71,815, representing 0.08% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

10	Oppenheimer Rochester Ohio Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1–unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2–inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3–significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

11	Oppenheimer Rochester Ohio Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of June 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Ohio	$—	$87,649,710	$29,961	$87,679,671
U.S. Possessions	—	17,350,709	—	17,350,709

Total Assets	$—	$105,000,419	$29,961	$105,030,380

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 28, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$105,124,997 [1]

Gross unrealized appreciation	$2,638,122
Gross unrealized depreciation	(8,310,384)

Net unrealized depreciation	$(5,672,262)

1. The Federal tax cost of securities does not include cost of $5,577,645, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note.

12	Oppenheimer Rochester Ohio Municipal Fund

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Ohio Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	8/9/2013